                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-2

         American Odyssey Funds, Inc.
         ------------------------------------------------
         (Name of Registrant as Specified In Its Charter)

         -------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of Each class of securities to which transaction applies:

         ---------------------------------------

         2) Aggregate number of securities to which transaction applies:

         ---------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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         ---------------------------------------

         4) Proposed maximum aggregate value of transaction:

         ---------------------------------------

         5) Total fee paid:

         ---------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ---------------------------------------

         2) Form, Schedule or Registration Statement No.:

         ---------------------------------------

         3) Filing Party:

         ---------------------------------------

         4) Date Filed:

         ---------------------------------------

                         THE TRAVELERS INSURANCE COMPANY

                          AMERICAN ODYSSEY FUNDS, INC.

Dear Contract Owner:

         American Odyssey Funds, Inc. ("AOF") will hold a special meeting of persons having voting rights with respect to its Funds on April 27, 2000, at 10:00 a.m. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey 08816.

         The attached Notice and Proxy Statement discusses the following four issues to be considered at the meeting: (1) for all Funds, a proposal to enter into a new management agreement with the Funds' current investment manager, American Odyssey Funds Management LLC (the "Manager"), which is required because of a change in ownership of the Manager; (2) for the Intermediate-Term Bond Fund, a proposal to enter into a new subadvisory agreement with the current subadviser for that Fund, which is required because of a change in ownership of the Manager; (3) for the Emerging Opportunities Fund, a proposal to enter into a subadvisory agreement with a new subadviser, State Street Global Advisors; and
(4) for the Core Equity Fund, a proposal to enter into a subadvisory agreement with a new subadviser, State Street Global Advisors. The AOF Board of Directors has considered each of the proposals and determined that approval is in the best interest of contract owners with a beneficial interest in the Funds.

         You, as the owner of a variable annuity or variable life insurance contract with a beneficial interest in one or more of the Funds as of the record date of February 25, 2000, are entitled to instruct The Travelers Insurance Company how to vote the number of shares representing your beneficial interest in the Funds as of the close of business on February 25, 2000.

         YOU HAVE RECEIVED BETWEEN ONE AND SIX VOTING INSTRUCTION CARDS, ONE FOR EACH OF THE FUNDS IN WHICH YOU HAVE A BENEFICIAL INTEREST. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SPECIFY YOUR CHOICES AND SIGN, DATE AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD OR CARDS IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. IN ORDER TO BE GIVEN EFFECT, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED NO LATER THAN APRIL 20, 2000.

         If you have any questions about these materials, please contact AOF at 1-800-242-7884.

                                         The Travelers Insurance Company
                                         American Odyssey Funds, Inc.

March 24, 2000

                          AMERICAN ODYSSEY FUNDS, INC.
                                Two Tower Center
                            East Brunswick, NJ 08816

                            NOTICE OF SPECIAL MEETING
                         OF PERSONS HAVING VOTING RIGHTS

                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND
                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
                        AMERICAN ODYSSEY CORE EQUITY FUND
                      AMERICAN ODYSSEY LONG-TERM BOND FUND
                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

                                 APRIL 27, 2000

         You are hereby notified that a special meeting of persons having voting rights with respect to the American Odyssey Global High-Yield Bond Fund, the American Odyssey International Equity Fund, the American Odyssey Emerging Opportunities Fund, the American Odyssey Core Equity Fund, the American Odyssey Long-Term Bond Fund, and the American Odyssey Intermediate-Term Bond Fund (collectively, the "Funds"), each a portfolio of American Odyssey Funds, Inc. ("AOF"), will take place on April 27, 2000, at 10:00 a.m. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey 08816. The purposes of this special meeting are:

         1. FOR ALL FUNDS: To approve or disapprove a new Investment Management Agreement with American Odyssey Funds Management LLC that is identical to the current agreement, except for the effective date and term of the agreement.

         2. FOR THE INTERMEDIATE-TERM BOND FUND ONLY: To approve or disapprove a new Investment Subadvisory Agreement with Travelers Asset Management International Corporation that is substantially similar to the current agreement.

         3. FOR THE EMERGING OPPORTUNITIES FUND ONLY: To approve or disapprove a new Investment Subadvisory Agreement to add State Street Global Advisors as a new subadviser for the Emerging Opportunities Fund.

         4. FOR THE CORE EQUITY FUND ONLY: To approve or disapprove a new Investment Subadvisory Agreement to add State Street Global Advisors as a new subadviser for the Core

                  Equity Fund.

        5. To consider and transact such other business as may properly be presented at the meeting.

         In accordance with the AOF By-Laws, the number of votes entitled to be cast was determined as of February 25, 2000. Only those persons who had voting rights with respect to one or more Funds as of February 25, 2000 are entitled to notice of, and to vote at, the meeting. If you plan to attend the meeting, please call 1-800-242-7884.

         By order of the Board of Directors.

March 24, 2000                               Lori M. Renzulli
                                             Secretary

                          AMERICAN ODYSSEY FUNDS, INC.

                                 SPECIAL MEETING
                         OF PERSONS HAVING VOTING RIGHTS

                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND
                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
                        AMERICAN ODYSSEY CORE EQUITY FUND
                      AMERICAN ODYSSEY LONG-TERM BOND FUND
                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

                                 APRIL 27, 2000

                                 PROXY STATEMENT

         The Board of Directors of American Odyssey Funds, Inc. ("AOF" or "we") hereby solicits voting instructions for a special meeting of persons having voting rights for the American Odyssey Global High-Yield Bond Fund, the American Odyssey International Equity Fund, the American Odyssey Emerging Opportunities Fund, the American Odyssey Core Equity Fund, the American Odyssey Long-Term Bond Fund, and the American Odyssey Intermediate-Term Bond Fund (each, a "Fund," and collectively, the "Funds"). We will hold the meeting on April 27, 2000, at 10:00 a.m. at the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey 08816. We began sending this proxy statement and the voting instruction cards on approximately March 24, 2000.

         AOF uses a manager/subadviser structure to manage and advise the Funds. American Odyssey Funds Management LLC (the "Manager") serves as the overall investment adviser to the Funds as a whole. Each individual Fund has one or more subadvisers who perform the actual day-to-day investment management of that Fund. The Manager monitors the performance of the subadvisers and recommends changes to the Funds if warranted. For those Funds with more than one subadviser, the Manager also allocates the Fund's assets among the Fund's subadvisers. Information about the Manager and about administration of the Funds appears in Appendix A to this proxy statement.

         This Proxy Statement provides information about the four proposals on which we seek your vote. The first two proposals seek your approval to enter into new advisory agreements with the Manager and an affiliated subadviser. The federal securities laws require us to obtain your approval because of a new ownership structure for the Manager. The other two proposals seek to add a new subadviser for the Emerging Opportunities Fund and the Core Equity Fund. The federal securities laws require us to obtain your approval to add this subadviser because it is affiliated with the Manager. The Board of Directors has considered each of the proposals and determined that approval is in the best interest of contract owners with a beneficial interest in the Funds. We provide more detail about these proposals below.

         WE ENCOURAGE YOU TO SIGN AND RETURN YOUR VOTING INSTRUCTION CARD(s) AS SOON AS POSSIBLE.

PERSONS HAVING VOTING RIGHTS

         We determined the persons entitled to vote for purposes of this special meeting ("persons having voting rights") as of the record date of February 25, 2000. Persons having voting rights with respect to a Fund are all persons with a beneficial interest in that Fund on that date through a variable annuity or variable life insurance contract. When we refer to "you" in this proxy statement, we are referring to persons having voting rights.

PERSONS ELIGIBLE TO VOTE ON EACH PROPOSAL

         Each of the Funds is a separate portfolio of AOF. Each portfolio issues a separate class of capital stock representing an interest in that portfolio. Therefore, you are entitled to vote only on proposals affecting the Funds in which you have a beneficial interest.

         Four proposals are to be considered at the special meeting:

         - The first proposal ("Proposal 1") affects all the Funds. You may vote on Proposal 1 for each Fund in which you have voting rights.

         - The second proposal ("Proposal 2") affects only the Intermediate-Term Bond Fund. You may vote on Proposal 2 only if you have voting rights with respect to the Intermediate-Term Bond Fund.

         - The third proposal ("Proposal 3") affects only the Emerging Opportunities Fund. You may vote on Proposal 3 only if you have voting rights with respect to the Emerging Opportunities Fund.

         - The fourth proposal ("Proposal 4") affects only the Core Equity Fund. You may vote on Proposal 4 only if you have voting rights with respect to the Core Equity Fund.

         The following table summarizes the four proposals and who is eligible to vote on them.

                                           Global                      Emerging
                                         High-Yield   International  Opportunities   Core Equity     Long-Term    Intermediate-Term
                                         Bond Fund     Equity Fund       Fund           Fund         Bond Fund      Bond Fund
     Proposal 1:  To approve or              X              X              X              X              X              X
disapprove a new   Investment
Management Agreement with
     American Odyssey Funds Management
LLC (the "Manager") that is identical
to the current   agreement, except
for the effective date and term of
the agreement

     Proposal 2:  To approve or                                                                                         X
disapprove a new   Investment
Subadvisory Agreement with
     Travelers Asset Management
International       Company
LLC ("TAMIC") that substantially
     similar to the current agreement.

     Proposal 3:  To approve or                                            X
disapprove a new   Investment
Subadvisory Agreement to add
     State Street Global Advisors ("
SSgA") as a new   subadviser for the
Emerging Opportunities
     Fund.

     Proposal 4:  To approve or                                                           X
disapprove a new Investment
Subadvisory Agreement to add
     State Street Global Advisors ("
SSgA") as a new   subadviser for the
Core Equity Fund.

SUBMISSION AND COUNTING OF VOTES

         You are entitled to have the number of shares related to your beneficial interest in a Fund voted in accordance with your instructions. Each full share shall have one vote, and each fractional share shall have a proportionate fractional vote. If you abstain, your vote will not be counted. If you submit a properly executed voting instruction card but omit voting instructions with respect to any proposal, your shares will be voted as if you had given instructions to vote for approval of the proposal.

         The Travelers Insurance Company ("Travelers") holds most AOF shares in separate accounts that fund variable annuity and variable life insurance contracts. Under the requirements of federal securities law, Travelers is requesting voting instructions from its contract owners. When Travelers receives the voting instructions from its contract owners, it will vote the Fund shares held in its accounts according to those instructions. Specifically, if you, as a contract owner, submit properly executed voting instructions, Travelers will vote the Fund shares allocated to your account according to your instructions. Travelers will then vote any remaining Fund shares for which it has not received voting instructions in proportion to the aggregate voting instructions it did receive.

         For your voting instructions to be effective, Travelers must receive them prior to the close of business on April 20, 2000. You may revoke your instructions, but to be effective, Travelers must receive written notice of your revocation prior to the close of business on April 20, 2000. Alternatively, you may attend the meeting and vote in person, in which case any prior instructions you provided will be revoked.

REQUIRED VOTE

         We will adopt each proposal if it is approved by the vote of a majority of outstanding shares of the affected Fund or, with respect to Proposal 1, if it is approved by the vote of a majority of outstanding shares of each Fund. The federal securities laws define a majority of outstanding shares as the lesser of
(a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

OWNERSHIP OF SHARES

         The chart below shows the number of Fund shares outstanding as of the record date. No person or entity beneficially owns more than 5% of the outstanding shares of any Fund.

              FUND                          SHARES OUTSTANDING
              ---                           ------------------
   Global High-Yield Bond Fund
    International Equity Fund
   Emerging Opportunities Fund
         Core Equity Fund
       Long-Term Bond Fund
   Intermediate-Term Bond Fund

THIS SOLICITATION AND ITS COSTS

         This solicitation is being made by mail, but it may also be made by telephone, facsimile, or personal interview. The Manager will bear the costs of this solicitation attributable to Proposals 1 and 2, the Emerging Opportunities Fund will bear the costs attributable to Proposal 3, and the Core Equity Fund will bear the costs attributable to Proposal 4.

FUTURE PROPOSALS

         For a proposal to be presented at a special meeting of persons having voting rights, we must receive the proposal a reasonable time before the solicitation of proxies is made. Usually, the proposal must arrive 120 days before the mailing. We do not ordinarily hold annual meetings, so proposals are presented only when special meetings are held. Therefore, we will retain all proposals received from persons with voting rights. Those proposals will then be eligible to be considered for distribution with the proxy materials for the next special meeting.

OBTAINING A COPY OF THE ANNUAL REPORT

         WE WILL FURNISH YOU A COPY OF OUR MOST RECENT ANNUAL REPORT ON REQUEST AND WITHOUT CHARGE. IF YOU WISH TO OBTAIN A COPY OF THE ANNUAL REPORT, MAIL A REQUEST TO AMERICAN ODYSSEY FUNDS MANAGEMENT LLC, TWO TOWER CENTER, EAST BRUNSWICK, NEW JERSEY 08816, OR CALL 1-800-242-7884.

                                   PROPOSAL 1

                  AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND
                   AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
                        AMERICAN ODYSSEY CORE EQUITY FUND
                      AMERICAN ODYSSEY LONG-TERM BOND FUND
                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

                 APPROVAL OF AN INVESTMENT MANAGEMENT AGREEMENT
                   WITH AMERICAN ODYSSEY FUNDS MANAGEMENT LLC

         This proposal affects all the Funds, and you are therefore entitled to vote on this proposal for each Fund with respect to which you have voting rights.

         The Board of Directors recommends you vote to approve a new investment management agreement with American Odyssey Funds Management LLC (the "Manager"). The federal securities laws require that we obtain your approval because of a new ownership structure for the Manager, which we describe below. If approved, this new agreement will be identical to the current agreement, except that it will have a new effective date and a new term during which it will be carried out. In particular, the new agreement involves no change in fees, and the Manager's duties and obligations will not change.

CHANGE IN OWNERSHIP STRUCTURE OF THE MANAGER

         The Manager is currently an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), a publicly-owned diversified financial services holding company. On December 8, 1999, Citigroup and State Street Corporation, another publicly-owned diversified financial services holding company, announced an agreement to form a new jointly owned company to be called CitiStreet LLC ("CitiStreet"). CitiStreet will be 50% indirectly owned by Citigroup and 50% indirectly owned by State Street Corporation. The Copeland Companies, which include the Manager, will be owned by CitiStreet. State Street Corporation will contribute to CitiStreet certain retirement services and benefit administration businesses. We currently expect that this change in ownership structure will become effective on or about March 31, 2000. It is, of course, possible that the effective date of this transaction may change.

THE NEED FOR YOUR APPROVAL

         Because of a requirement of the federal securities laws, our current advisory agreements with the Manager and subadvisers will automatically terminate when this ownership restructuring becomes effective. Therefore, we must enter into a new agreement with the Manager. THE NEW AGREEMENT WILL NOT RESULT IN ANY SUBSTANTIVE CHANGE TO THE FUNDS OR TO YOU.

         Under an order obtained from the Securities and Exchange Commission (the "SEC"), our Board of Directors is permitted to adopt new subadvisory agreements with advisers who are not affiliated with the Manager without shareholder approval. In reliance on this order, the Board of Directors has adopted new subadvisory agreements with our non-affiliated subadvisers. These new subadvisory agreements are substantially similar to the current agreements. In accordance with our order from the SEC, we are providing shareholders with a separate notice describing those new agreements. That notice accompanies this proxy statement.

         The SEC order does not apply, however, to advisory agreements with the Manager or its affiliates. Under the federal securities laws, these agreements require approval from persons having voting rights. Accordingly, this first proposal seeks approval of a new advisory agreement with the Manager.

         To become effective, the new agreement with the Manager requires the approval of persons having voting rights. As noted above, however, our current agreement with the Manager will automatically terminate on the effective date of the change in ownership structure of the Manager, and we expect that effective date to occur before the shareholder meeting. Therefore, as permitted by the federal securities laws, the Board of Directors approved an interim advisory agreement that permits the Manager to continue to provide services to the Funds for up to 150 days. This interim agreement will bridge the gap until the special meeting to consider approval of the new agreement. This interim agreement is identical to the current advisory agreement, except for certain differences required by the federal securities laws. The fees under the interim agreement are the same as the fees under the current agreement.

DIFFERENCES BETWEEN THE CURRENT AGREEMENT AND THE NEW AGREEMENT

         The new agreement with the Manager will have substantially the same terms as the current agreement with the Manager. The only differences are that, if approved, the new agreement will take effect on May 1, 2000 and its initial two year term will last from May 1, 2000 until May 1, 2002. The new agreement, like the current agreement, will continue beyond its initial term as long as the agreement is approved annually by the Board, including a majority of directors who are not "interested persons" of AOF as that term is defined in the federal securities laws ("independent directors").

         The new agreement does not involve any change in fees.

Both the current agreement and the new agreement set the Manager's fee at an annual rate of 0.25% of each Fund's average daily net assets.

         Both the current agreement and the new agreement require the Manager to provide management and administrative services to us. These duties include:

         -        setting each Fund's overall investment strategies;

         -        evaluating, selecting, and recommending subadvisers to manage all or part of a Fund's assets;

         -        allocating and, when appropriate, reallocating each Fund's assets among subadvisers; $ monitoring and evaluating subadviser performance;

         -        overseeing subadviser compliance with the applicable Fund's investment objective, policies and restrictions; and

         -        reporting to our Board of Directors about each Fund and about the subadvisers' investment performance.

         The Manager also serves as our transfer agent and dividend disbursing agent. We do not pay a separate fee for this service; rather, we reimburse the Manager for reasonable out-of-pocket expenses incurred in connection with providing the service. The Manager also provides accounting services to us and keeps our accounts and records, other than those maintained by the custodian. The Manager or an affiliated company pays the salaries and expenses of all of its and our personnel except for fees and expenses of the non-interested directors. It or an affiliated company provides necessary assistance to our Board, and pays all expenses incurred in connection with managing the ordinary course of our business, other than the fees and expenses that are paid directly by us.

         For the agreement to continue for more than two years, our Board of Directors must re-approve the agreement annually. To be effective, this approval must include the authorization of a majority of independent directors. We and the Manager each have the right to terminate the agreement with not more than 60 days' nor less than 30 days' written notice.

         Appendix A includes additional information about the Manager. Appendix F includes the form of the agreement.

BOARD CONSIDERATION

         On February 8, 2000, the full AOF Board of Directors, including all independent directors, met in person to discuss the proposed change in the Manager's ownership structure and the proposed new advisory agreement with the Manager.

         After receiving a presentation from the Manager, the Board unanimously determined that it would be in the best interests of contract owners with a beneficial interest in the Funds for AOF to enter into a new management agreement with the same terms as the current agreement so that the Funds can continue to receive the services of the Manager. The Board determined that the Manager had performed its duties well under the current agreement and that the change in ownership structure should not have any adverse impact on the Manager's abilities to perform its duties in the future. The Board also considered that the new ownership structure provides the Manager with new affiliated companies with substantial experience in the investment management business. The Board also considered that the new agreement had the same fees and other substantive terms as the current agreement.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                            "FOR" THIS PROPOSAL NO. 1

                                   PROPOSAL 2

                  AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

                 APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT
            WITH TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

         This proposal affects, and will be voted upon by, only persons having voting rights with respect to the Intermediate-Term Bond Fund.

         The Board of Directors recommends you vote to approve a new investment Subadvisory Agreement with Travelers Asset Management International Company LLC ("TAMIC"). The federal securities laws require that we obtain your approval because of a new ownership structure for the Manager, which we described in Proposal 1. If approved, this new agreement will be substantially similar to the current agreement with TAMIC. In particular, the new agreement involves no change in fees, and TAMIC's duties and obligations will not change.

THE NEED FOR YOUR APPROVAL

         As explained in Proposal 1, under an exemptive order from the SEC, the Board of Directors is able to approve subadvisory agreements under its own authority, but this power is limited to agreements with non-affiliated subadvisers. TAMIC is an affiliate of the Manager because Citigroup Inc. has an ownership interest in both. Accordingly, this proposal presents a new subadvisory agreement with TAMIC for your approval. This new agreement is substantially similar to the current agreement. THE NEW AGREEMENT WILL NOT RESULT IN ANY SUBSTANTIAL CHANGE TO THE INTERMEDIATE-TERM BOND FUND OR TO YOU.

DIFFERENCES BETWEEN PRIOR AGREEMENT AND NEW AGREEMENT

         The new agreement will have substantially the same terms as the current agreement. The only material differences are that, if approved, the new agreement will take effect on May 1, 2000 and its two-year term will last from May 1, 2000 until May 1, 2002. The new agreement will also have minor clarifying changes.

         The new agreement does not involve any change in fees. Under both the current agreement and the new agreement TAMIC receives an annual fee equal to:

         -        0.25% of the first $100 million in assets, plus

         -        0.20% of the next $100 million in assets, plus

         -        0.15% of the assets over $200 million.

         Appendix B includes additional information about the terms of the subadvisory agreement. Appendix C includes additional information about TAMIC. Appendix G includes the form of the subadvisory agreement.

BOARD CONSIDERATION

         On February 8, 2000, the full AOF Board of Directors, including all independent directors, met in person to discuss the proposed new subadvisory agreement. The Board received presentations from the Manager, the Manager's consultant, BARRA RogersCasey, and TAMIC, including information about TAMIC's performance record managing the Intermediate-Term Bond Fund.

         After those presentations, the Board unanimously determined that it would be in the best interests of contract owners with a beneficial interest in the Intermediate-Term Bond Fund for AOF to enter into a new subadvisory agreement so that TAMIC can continue to perform the day-to-day investment management of the Fund. The Board determined that TAMIC had performed its duties well under the current agreement. The Board also determined that the change in the ownership structure of the Manager does not relate to or affect TAMIC. The Board also considered that the new subadvisory agreement had the same fees and other substantive terms as the current subadvisory agreement.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                           "FOR" THIS PROPOSAL NO. 2.

                                   PROPOSAL 3

                  AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

                 APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT
             ADDING STATE STREET GLOBAL ADVISORS AS A NEW SUBADVISER

         This proposal affects, and will be voted upon by, only persons having voting rights with respect to the Emerging Opportunities Fund.

         The Board of Directors recommends approval of a subadvisory agreement with State Street Global Advisors ("SSgA") as a new subadviser for the Fund. SSgA, the asset management division of State Street Bank and Trust Company, will be an affiliate of the Manager on the effective date of the change in ownership described in Proposal 1. We are therefore required by the federal securities laws to seek your approval of this new subadvisory agreement.

         SSgA would serve as a third subadviser for the Fund, and it would manage a portion of the Fund with an objective of matching the performance of the Russell 2500 Index. The Russell 2500 Index is a market-capitalization-weighted stock index that measures the performance of the 2500 smallest companies in the Russell 3000 Index, which itself measures the performance of the 3000 largest U.S. companies. The Russell 2500 Index is used as a measure of small-cap stock performance. "Russell 2500 Index" and "Russell 3000 Index" are trademarks of Frank Russell Company.

         The current subadvisers for the Emerging Opportunities Fund are SG Cowen Asset Management ("SG Cowen"), which is the investment management division of SG Cowen Securities Corporation, and Chartwell Investment Partners ("Chartwell"). The Manager allocates the Fund's asset between the two subadvisers. These two subadvisers provide the Funds with diversification between different investment philosophies. SG Cowen utilizes a "value" approach, which emphasizes, among other things, a focus on smaller companies that have fallen out of favor with, or are not well covered by, Wall Street analysts. Chartwell employs a "growth" approach, under which it focuses on small companies it believes will experience significant growth in earnings over the long term. Additional information about SG Cowen and Chartwell appears in Appendix E.

         Based on recommendations by the Manager and the Manager's consultant, BARRA Rogers Casey, the Board determined it would be appropriate to further diversify the investment style of the Emerging Opportunities Fund by adding an index component. The Manager and BARRA Rogers Casey recommended to the Board that it hire SSgA to serve as the index subadviser based on SSgA's extensive index experience and its proposed fee schedule.

THE PROPOSED AGREEMENT

         The proposed subadvisory agreement with SSgA is essentially the same as the subadvisory agreements now in place with SG Cowen and Chartwell except that the proposed agreement with SSgA provides for significantly lower fees. The only other material differences are the names and addresses of the parties and the effective date and term of the agreement. Other provisions, such as duties, indemnification and termination, are the same. Appendix B includes additional information about the terms of the subadvisory agreements. Appendix G includes the form of the subadvisory agreement.

         SSgA is a division of State Street Bank and Trust Company, which is a wholly-owned subsidiary of State Street Corporation, a publicly-held bank holding company. Information about directors and officers is included in Appendix D.

FEES

         The agreement between AOF and the Manager sets a maximum subadviser fee rate for each of the Funds. Shareholder approval would be required before we could enter into a subadvisory agreement with a higher fee. The maximum subadvisory fee rate for the Emerging Opportunities Fund is 0.80%.

         Set forth below are the current fee rates for SG Cowen and Chartwell and the proposed fee rates for SSgA. Because SSgA's proposed fees are generally lower than the fees charged by SG Cowen and Chartwell, Fund expenses should decline to the extent the Manager allocates Fund assets to SSgA.

                           SG COWEN
                           --------
         First $50 million in Assets         0.50%
         Next $50 million in Assets          0.45%
         Assets over $100 million            0.40%

                           CHARTWELL
                           ---------
         First $50 million in Assets         0.70%
         Next $50 million in Assets          0.50%
         Assets over $100 million            0.45%

                              SSGA*

         First $50 million in Assets         0.08%
         Next $50 million in Assets          0.06%
         Assets over $100 million            0.04%


      *   Minimum SSgA fee of $50,000 on an annualized basis.

BOARD CONSIDERATION

         On February 8, 2000, the full AOF Board of Directors, including all independent directors, met in person to discuss the proposed subadvisory agreement with SSgA. The Board received a variety of information about SSgA, including information about the firm's ownership and key personnel, the firm's investment experience, philosophy and process in the index investing area, and past performance in managing other index funds and accounts. The Board also received information about fees and expenses of index funds generally.

         After presentations by the Manager, the Manager's consultant, BARRA RogersCasey, and SSgA, the Board unanimously voted to approve the proposed subadvisory agreement with SSgA. The Board determined that the proposed agreement was in the best interests of contract owners with a beneficial interest in the Fund. In making that determination, the Board considered a variety of factors, including those discussed below.

         Diversification. As noted above, the Manager recommended to the Board that the Emerging Opportunities Fund diversify the investment styles of the Fund by adding a subadviser to manage a portion of the Fund with the goal of tracking the performance of the Russell 2500 Index. BARRA RogersCasey provided the Board with materials analyzing the effect of adding an index component on overall risk of the Fund compared with the Russell 2500 Index.

         Nature and Quality of SSgA's Services. The Board considered SSgA's personnel, investment approach and experience. SSgA has been managing funds with index strategies since 1978 and today is one of the world's leading index fund managers. SSgA has substantial experience managing funds against Russell indexes, and its portfolio managers have an average of 11 years of management experience. SSgA explained to the Board its trading and implementation strategies that are designed to reduce costs for the index funds it manages.

         SSgA's Historical Performance. The Board considered materials showing that investment performance of SSgA's index funds has closely tracked the performance of the target index over both the long-term and the short-term.

         Fees. The Board considered the proposed fees. The proposed SSgA fee rates are less than the fee rates that AOF pays to its other subadvisers, which is consistent with lower industry averages for index fund managers than for active managers. The Board also compared the proposed SSgA fees with information provided by BARRA RogersCasey about fees charged by other index advisers to mutual funds or other clients. The Board agreed with the conclusion of the Manager and BARRA RogersCasey that the proposed fee is both reasonable and within the range of fees charged by similar advisers for similar services.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                           "FOR" THIS PROPOSAL NO. 3.

                                   PROPOSAL 4

                        AMERICAN ODYSSEY CORE EQUITY FUND

                 APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT
             ADDING STATE STREET GLOBAL ADVISORS AS A NEW SUBADVISER

         This proposal affects, and will be voted upon by, only persons having voting rights with respect to the Core Equity Fund.

         The Board of Directors recommends approval of a subadvisory agreement with State Street Global Advisors ("SSgA") as a new subadviser for the Core Equity Fund. SSGA, the asset management division of State Street Bank and Trust Company, will be an affiliate of the Manager on the effective date of the change in ownership described in Proposal 1. We are therefore required by the federal securities laws to seek your approval of this new subadvisory agreement.

         SSgA would serve as a third subadviser for the Fund, and it would manage a portion of the Fund with an objective of matching the performance of the S&P 500 Index. The S&P 500 Index is a market-capitalization-weighted index of 500 large U.S. companies, representing approximately 70% of the broad U.S. equity market.

         The current subadviser for this fund is Equinox Capital Management LLC ("Equinox"). In addition, our Board of Directors has recently approved a new Investment Subadvisory Agreement adding Putnam Investment Management, Inc ("Putnam") as a new subadviser. Equinox has a "value"-oriented approach to investing. It focuses on stocks that it believes are undervalued by the market. Putnam, in contrast, will use a "growth" investment style. It will focus on stocks of companies that it expects to have above-average earnings growth. Additional information about Equinox appears in Appendix E. Additional information about Putnam appears in the Notice that accompanies this Proxy Statement.

         Based on recommendations by the Manager and the Manager's consultant, BARRA Rogers Casey, the Board determined it would be appropriate to further diversify the investment style of the Core Equity Fund by adding an index component. The Manager and BARRA Rogers Casey recommended to the Board that it hire SSgA to serve as the index subadviser based on SSgA's extensive index experience and its proposed fee schedule.

THE PROPOSED AGREEMENT

         The proposed subadvisory agreement with SSgA is essentially the same as the subadvisory agreements for Equinox and Putnam except that the proposed agreement with SSgA provides for significantly lower fees. The only other material differences are the names and addresses of the parties and the effective date and term of the agreement. Other provisions, such as duties, indemnification and termination, are the same. Appendix B includes additional information about the terms of the subadvisory agreements. Appendix G includes the form of the subadvisory agreement.

         SSgA is a division of State Street Bank and Trust Company, which is a wholly-owned subsidiary of State Street Corporation, a publicly-held bank holding company. Information about directors and officers is included in Appendix D.

         SSgA provides investment advice for the following registered investment companies with an objective of matching the performance of the S&P 500 Index:

NAME OF REGISTERED
INVESTMENT COMPANY                 ASSET SIZE                         ADVISORY FEE RATE *
------------------                 ----------                         -------------------
GE S&P Index                      $631,440,452                  0.05% up to $100 million, plus
                                  (as of 1/17/2000)             0.04% $200 million - $300 million;
                                                                plus 0.03% after $300 million

GE S&P Index Institutional        $29,552,130                   0.05% up to $100 million, plus
                                  (as of 1/17/2000)             0.04% $200 million - $300 million,
                                                                plus 0.03% after $300 million

Franklin Templeton                $18,450,978                   0.05% up to $50 million, plus 0.04%
                                  (as of 01/17/2000)            $50 million - $100 million, plus
                                                                0.02% after $100 million


Delaware Investments              $11,831,443                   Minimum $50,000
                                  (as of 01/15/2000)            0.05% up to $50 million, plus 0.04%
                                                                $50 million - $100 million, plus
                                                                0.02% after $100 million


Hancock                           $430,257,254                  0.07% up to $75 million, plus 0.06%
                                  (as of 01/17/2000)            on next $50 million, plus 0.05%
                                                                over $125 million

Sage                              $5,749,224                    0.05% up to $50 million, plus 0.04%
                                  (as of 01/17/2000)            $50 million - $100 million, plus
                                                                0.02% after $100 million

Provident Mutual                  $371,580,625                  0.027%
                                  (as of 02/07/2000)

Ameritas                          $199,568,878                  0.05%
                                  (as of 01/17/2000)

SPDRs **                          $15,833,248,598               0.02% on first $2.5 billion, plus
                                  (as of 02/29/2000)            0.012% thereafter

SSgA S&P 500 Index                $2,929,000,000                0.10% (0% after fee waiver/ expense
                                  (as of 03/07/2000)            reimbursement)

         * All of the above fees are for management services only. They do not include custody or administrative fees.

         ** The SPDRs Fund (S&P Depository Receipts) is not a typical registered fund but an exchange traded product.

FEES

         The agreement between AOF and the Manager sets a maximum subadviser fee rate for each of the Funds. Shareholder approval would be required before we could enter into a subadvisory agreement with a higher fee. The maximum subadvisory fee rate for the Core Equity Fund is 0.45%.

         Set forth below are the current fee rates for Equinox and Putnam the proposed fee rates for SsgA. Because SSgA's proposed fees are generally lower than the fees charged by Equinox and Putnam, Fund expenses should decline to the extent the Manager allocates Fund assets to SSgA.

                   EQUINOX
                   -------
First $100 million in Assets            0.35%
Assets over $100 million                0.30%

                   PUTNAM
                   ------
All Assets                              0.45%

                    SSGA*
                    -----
First $50 million in Assets             0.05%
Next $50 million in Assets              0.04%
Assets over $100 million                0.03%

            * Minimum SSgA fee of $50,000 on an annualized basis

BOARD CONSIDERATION

         On February 8, 2000, the full AOF Board of Directors, including all independent directors, met in person to discuss the proposed subadvisory agreement with SSgA. The Board received a variety of information about SSgA, including information about the firm's ownership and key personnel, the firm's investment experience, philosophy and process in the index area, and past performance in managing other index funds and accounts. The Board also received information about fees and expenses of index funds generally.

         After presentations by the Manager, the Manager's consultant, BARRA RogersCasey, and SSgA, the Board unanimously voted to approve the proposed subadvisory agreement with SSgA. The Board determined that the proposed agreement was in the best interests of contract owners with a beneficial interest in the Fund. In making that determination, the Board considered a variety of factors, including those discussed below.

         Diversification. As noted above, the Manager recommended to the Board that the Fund diversify the investment styles of the Fund by adding a subadviser to manage a portion of the Fund with the goal of tracking the performance of the S&P 500 Index. BARRA RogersCasey provided the Board with materials analyzing the effect of adding an index component on overall risk of the Fund compared with the S&P Index.

         Nature and Quality of SSgA's Services. The Board considered SSgA's personnel, investment approach and experience. SSgA has been managing funds with index strategies since 1978 and today is one of the world's leading index fund managers. SSgA's portfolio managers have an average of 11 years of management experience. SSgA explained to the Board its trading and implementation strategies that are designed to reduce costs for the index funds it manages.

         SSgA's Historical Performance. The Board considered materials showing that investment performance of SSgA's index funds has closely tracked the performance of the target index over both the long-term and the short-term.

         Fees. The Board considered the proposed fees. The proposed SSgA fee rates are less than the fee rates that AOF pays to its other subadvisers, which is consistent with lower industry averages for index fund managers than for active managers. The Board also compared the proposed SSgA fees with information provided by BARRA RogersCasey about fees charged by other index advisers to mutual funds or other clients. The Board agreed with the conclusion of the Manager and BARRA RogersCasey that the proposed fee is within the range of fees charged by similar advisers for similar services and that the fee is reasonable.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

                           "FOR" THIS PROPOSAL NO. 4.

                                                                      APPENDIX A


               ADDITIONAL INFORMATION ABOUT THE MANAGER AND ABOUT
                           ADMINISTRATION OF THE FUNDS

         American Odyssey Funds Management LLC (the "Manager") is located at Two Tower Center, East Brunswick, New Jersey 08816. BARRA Rogers Casey, 1 Parklands Drive, Darien, Connecticut 06820, assists the Manager in monitoring the performance of the subadvisers and comparing that performance to that of other investment managers. The Manager pays BARRA RogersCasey's fees; BARRA RogersCasey does not receive a fee from the Funds.

         The Manager provides accounting services to the Funds and keeps the Funds' accounts and records (other than those maintained by the Investors Bank and Trust Company). The Manager also serves as transfer agent and dividend disbursing agent of the Fund. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian of our assets and is also the accounting services agent for each Fund. The Funds pay the fees for those services. Investors Bank and Trust Company also assists the Manager in providing certain administrative services, and the Manager pays the fees for these administrative services. CFBDS, Inc., 21 Milk Street, Boston, MA 02109, serves as our principal underwriter. KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts, 02110-2371, serves as our independent accountant, providing audit services.

         The current management agreement was approved on April 24, 1998, by persons having voting rights, and it had an effective date of May 1, 1998. The Board of Directors most recently approved the agreement on May 12, 1999.

         Until the change of ownership structure described under Proposal 1, the Manager is a wholly-owned subsidiary of Copeland Holdings LLC, Two Tower Center, East Brunswick, NJ 08816, which is a wholly-owned subsidiary of Plaza LLC, One Tower, Square Hartford, Connecticut 06183, which is a wholly-owned subsidiary of The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183, which is a wholly-owned subsidiary of The Travelers Insurance Group Inc., One Tower Square, Hartford, Connecticut 06183, which is a wholly-owned subsidiary of PFS Services, Inc., 388 Greenwich Street, New York, New York 10013, which is a wholly-owned subsidiary of Associated Madison Companies, Inc., 388 Greenwich Street, New York, New York 10013, which is a wholly-owned subsidiary of Citigroup Inc., 153 East 53rd Street, New York, NY 10043, a publicly-owned corporation.

         After the change in ownership structure described under

Proposal 1, the Manager will remain a wholly-owned subsidiary of Copeland Holdings LLC. Copeland Holdings LLC, however, will become a wholly-owned subsidiary of CitiStreet LLC, Batterymarch Park III, 3 Pine Hill Drive, Quincy, MA 02169, which will be jointly owned, 50% by Citigroup Inc. and 50% by State Street Bank and Trust Company. State Street Bank and Trust Company is a wholly-owned subsidiary of State Street Corporation, and both companies are located at One International Place, Boston, MA 02110.

         Each Fund pays the Manager a fee set at an annual rate of 0.25% of the Fund's average daily net assets. In 1999, the Funds paid the Manager an aggregate fee of $3,916,299.

         The Emerging Opportunities Fund paid commissions of $558 to SG Cowen Securities, an affiliate of one of the Fund's subadvisers. This amount represented 0.06% of the aggregate commissions paid to brokers by the Fund in 1999. The Core Equity Fund paid commissions of $4,675 to Salomon Smith Barney, an affiliate of the Manager. This amount represented 0.70% of the aggregate commissions paid to brokers by the Fund in 1999. None of the other Funds paid commissions to affiliated brokers in 1999.

         The following chart lists the name and principal occupation of the Manager's directors and principal executive officer. The address for each person is Two Tower Center, East Brunswick, NJ 08816.

NAME                 POSITION WITH MANAGER                 PRINCIPAL OCCUPATION
----                 ---------------------                 --------------------
Robert C. Dughi      Chairman of the Board and President   Board of Directors and Chief
                                                           Executive Officer, Copeland
                                                           Holdings LLC and various affiliates

Mark M. Skinner      Director and Executive Vice           Executive Vice President and Chief
                     President                             Marketing Officer, Copeland
                                                           Holdings LLC; President, Copeland
                                                           Equities LLC.; Executive Vice
                                                           President, Copeland Financial
                                                           Services LLC ("CFS")

Paul S. Feinberg     Director, Senior Vice President,      Senior Vice President and General
                     and General Counsel                   Counsel, Copeland Holdings LLC.
                                                           Also:  Senior Vice President and
                                                           General Counsel of CFS and Copeland
                                                           Equities LLC

William A. Arnold    Director, Senior Vice President,      Senior Vice President, Finance,
                     Chief Financial Officer, and          Chief Financial Officer, and
                     Treasurer                             Treasurer, Copeland Holdings LLC
                                                           Also:  Senior Vice President, Chief
                                                           Financial Officer, and Treasurer of
                                                           CFS and Copeland Equities LLC

         The following chart provides information about our directors and officers who are also directors, officers, employees, shareholders or general partners of the Manager.

NAME                 POSITION WITH MANAGER                 POSITION WITH AOF
----                 ---------------------                 -----------------
Robert C. Dughi      Chairman of the Board and President   Chairman of the Board

Paul S. Feinberg     Director, Senior Vice President,      President
                     General Counsel and Secretary

William A. Arnold    Director, Senior Vice President,      Senior Vice President
                     Finance, Chief Financial Officer      and Treasurer
                     and Treasurer

                                                                      APPENDIX B


                          ADDITIONAL INFORMATION ABOUT
                             SUBADVISORY AGREEMENTS

         The current subadvisory agreements with each of our current subadvisers are substantially the same except for the names and addresses of the parties, the fees, and the effective date and term during which each agreement will be carried out. This section describes the terms and conditions that do not vary among the subadvisory agreements. This information is relevant to Proposals 2, 3, and 4, which propose new subadvisory agreements with TAMIC and State Street Global Advisors.

         Each subadviser's responsibilities for its respective Fund include:

         -        managing the Fund's investment operations in accord with the
                    Fund's investment objectives;

         -        consulting with the Manager to set investment strategies;

         -        supervising investments;

         -        placing orders to purchase and sell investments;

         -        maintaining books and records on portfolio transactions;

         -        providing transactional information to the Fund's custodian;

         -        and providing records and other information to the Manager as necessary.

         The subadvisory agreements also delineate the subadvisers' liability for losses by the Fund or the Manager, and the obligations of the Manager toward the subadvisers. The agreements permit the subadvisers' directors, officers and employees to engage in other business and management.

         The subadvisory agreements may be amended by mutual consent. The subadvisory agreements may continue for more than two years only if they are annually re-approved by our Board of Directors. The Manager, the subadvisers, or the Board of Directors may each terminate the subadvisory agreements on 30 to 60 days' notice.

         The current subadvisory agreement with each current subadviser was approved on April 24, 1998 by persons having voting rights and had an effective date on May 1, 1998. The Board of Directors most recently approved the agreements on May 12, 1999.

                                                                      APPENDIX C


                          ADDITIONAL INFORMATION ABOUT
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC

         Travelers Asset Management International Company LLC ("TAMIC"), One Tower Square, Hartford, Connecticut 06183, is a wholly-owned subsidiary of Plaza LLC, One Tower, Square Hartford, Connecticut 06183, which is a wholly-owned subsidiary of The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183, which is a wholly-owned subsidiary of The Travelers Insurance Group Inc., One Tower Square, Hartford, Connecticut 06183, which is a wholly-owned subsidiary of PFS Services, Inc., 388 Greenwich Street, New York, New York 10013, which is a wholly-owned subsidiary of Associated Madison Companies, Inc., 388 Greenwich Street, New York, New York 10013, which is a wholly-owned subsidiary of Citigroup Inc., 153 East 53rd Street, New York, NY 10043, a publicly-owned corporation.

         The current subadvisory agreement was approved on April 24, 1998 by persons having voting rights and had an effective date of May 1, 1998. The Board of Directors most recently approved the agreement on May 12, 1999. In 1999, the Intermediate-Term Bond Fund paid total fees of $303,751 to TAMIC.

         The following chart lists the name and principal occupation of TAMIC's directors and principal executive officer. The address for each person is One Tower Square, Hartford, CT 06183.

    NAME             POSITION WITH SUBADVISER           PRINCIPAL OCCUPATION
    ----             ------------------------           --------------------
Marc P. Well      Chairman of the Board of Directors    Chief Investment Officer, The
                                                        Travelers Group

David A. Tyson    Director, President and Chief         Senior Vice President, The
                  Investment Officer                    Travelers Group

John R. Britt     Director and Secretary                Counsel, The Travelers Group

Joseph E. Rueli   Director, Vice President and Chief    Vice President, The Travelers Group
                  Financial Officer

F. Denney Voss    Director, Senior Vice President       Senior Vice President, The
                                                        Travelers Group

         TAMIC also provides investment advice for the following registered investment companies with an objective similar to the Intermediate-Term Bond
Fund:

 NAME OF REGISTERED
 INVESTMENT COMPANY                    SIZE AS OF 12/31/99      ADVISORY FEE RATE
 ------------------                    -------------------      -----------------
Travelers Quality Bond Account for     $_____ million           0.3233% of assets
Variable Annuities
Travelers Quality Bond Portfolio       $_____ million           0.3233% of assets

                                                                      APPENDIX D


                          ADDITIONAL INFORMATION ABOUT
                          STATE STREET GLOBAL ADVISORS

         The following chart lists the name and principal occupation of the principal executive officer and directors of State Street Bank and Trust Company.

NAME                           POSITION WITH SSGA          PRINCIPAL OCCUPATION
----                           ------------------          --------------------
Tenley E. Albright, MD         Director                    Chairman,
                                                           Western Resources, Inc.
                                                           Two Commonwealth Avenue
                                                           Boston, MA  02116-3134

Joseph A. Baute                Director                    Former Chairman and CEO,
                                                           Markem Corporation
                                                           515 East Surry Road
                                                           Surry, NH  03431

I. MacAlister Booth            Director                    Retired Chairman,
                                                           President and CEO,
                                                           Polaroid Corporation
                                                           P.O. Box 428
                                                           68 Barnes Hill Road
                                                           Concord, MA  01742

Marshall N. Carter             Chairman and Chief          Chairman and Chief Executive Officer
                               Executive Officer           State Street Bank and Trust Company
                                                           225 Franklin Street
                                                           P.O. Box 351
                                                           Boston, MA  02110

James I. Cash, Jr.             Director                    The James E. Robison Professor of
                                                           Business Administration,
                                                           Harvard Business School
                                                            (on sabbatical)
                                                           c/o Stanford Graduate School   of
                                                           Business
                                                           518 Memorial Way
                                                           Stanford University
                                                           Stanford, CA  94305-5015

Truman S. Casner               Director                    Partner, Ropes & Gray
                                                           One International Place
                                                           37th Floor
                                                           Boston, MA 02110

Nader F. Darehshori            Director                    Chairman, President and CEO,
Houghton                                                   Mifflin Company
                                                           222 Berkeley - 5th Floor
                                                           Boston, MA  02116-3764

Arthur L. Goldstein            Director                    Chairman and CEO,
                                                           Ionics, Inc.
                                                           65 Grove Street
                                                           P.O. Box 9131
                                                           Watertown, MA 02272-9131

David P. Gruber                Director                    President and CEO
                                                           Wyman-Gordon Company
                                                           244 Worchester Street
                                                           N. Grafton, MA 01536-8001

Charles F. Kaye                Director                    President,
                                                           Transportation Investments,
                                                           Inc.
                                                           101 Federal Street
                                                           Suite 1900
                                                           Boston, MA   02110

John M. Kucharski              Director                    Chairman and CEO
                                                           EG&G, Inc.
                                                           45 William Street
                                                           Wellesley, MA  02181

Charles R. LaMantia            Director                    President and CEO
                                                           Arthur D. Little, Inc.
                                                           25 Acorn Park
                                                           Cambridge, MA  02140

David B. Perini                Director                    Chairman and President,
                                                           Perini Corporation
                                                           73 Mt. Wayte Avenue
                                                           Framingham, MA  01701

Dennis J. Picard               Director                    Chairman and CEO
                                                           Raytheon Company
                                                           141 Spring Street
                                                           Lexington, MA  02173

Alfred Poe                     Director                    Former President
                                                           Meal Enhancement Group
                                                           Campbell Soup Company
                                                           Nine Hickory Drive
                                                           Chester, NJ   07930

Bernard W. Reznicek            Director                    President, Premier Group
                                                           Retired Chairman and CEO
                                                           Boston Edison Company
                                                           1212 N. 96th Street
                                                           Omaha, NE   68114-2274

David A. Spina                 President and Chief         President and Chief Operating
                               Operating Officer           Officer
                                                           State Street Corporation
                                                           225 Franklin Street
                                                           P.O. Box 351
                                                           Boston, MA  02110

Diana Chapman Walsh            Director                    President, Wellesley College
                                                           106 Central Street
                                                           Wellesley, MA  02181

Robert E. Weissman             Director                    Chairman and CEO
                                                           Cognizant Corporation
                                                           200 Nyala Farms Road
                                                           Westport, CT  06880

                                                                      APPENDIX E


              ADDITIONAL INFORMATION ABOUT THE CURRENT SUBADVISERS

CHARTWELL INVESTMENT PARTNERS ("CHARTWELL")
EMERGING OPPORTUNITIES FUND

         Chartwell is a limited partnership organized under the laws of the state of Pennsylvania. Winthrop S. Jessup serves as Chartwell's principal executive officer. Chartwell has one general partner, Chartwell G.P., Inc. The address for Chartwell, for Chartwell G.P., Inc. and for Mr. Jessup is 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312. The Emerging Opportunities Fund paid Chartwell $868,151 for advisory services in 1999.

         Chartwell provides investment advice for the following registered investment companies with an objective similar to the Emerging Opportunities
Fund:


 NAME OF REGISTERED
 INVESTMENT COMPANY           SIZE AS OF 12/31/99                          ADVISORY FEE RATE
 ------------------           -------------------                          -----------------
Vanguard Explorer Fund       $__ billion, of which             0.40% of first $250 million managed by
                             Chartwell manages                 Chartwell, plus 0.30% of the next $250
                             $___ million                      million managed by Chartwell, plus 0.20% of
                                                               assets over $500 million managed by
                                                               Chartwell *

         * Chartwell's advisory fee may be increased or decreased by up to 20% of its base fee depending upon its performance compared to the Small Company Growth Fund Stock Index, an index of small capitalization stocks.

SG COWEN ASSET MANAGEMENT ("SG COWEN")
EMERGING OPPORTUNITIES FUND

         SG Cowen is a wholly-owned subsidiary of Societe Generale, an international commercial and investment bank headquartered in France. The Emerging Opportunities Fund Fund paid SG Cowen $619,797 for advisory services in 1999.

         The chart below sets forth the name and principal occupation of the principal executive officer and directors of SG Cowen. The address for SG Cowen and for Messrs. Welling, Kelly,

Walsh, and Huet is 1221 Avenue of the Americas, New York, NY 10020. The address for the other individuals listed in the chart (and for Societe Generale as well) is Tour Societe Generale, 17 Cours Valmy, 92972 Parish - La Defense, France.

      NAME                         POSITION WITH SUBADVISER                PRINCIPAL OCCUPATION
      ----                         ------------------------                --------------------
Joseph M. Cohen                  Director and Chairman of              Chairman of the Board, SG Cowen
                                 the Board

Curtis Welling                   Chief Executive Officer and           Chief Executive Officer and
                                 President                             President, SG Cowen

James Kelly                      Chief Operating Officer               Chief Operating Officer, SG Cowen

Ray Moran                        Senior Managing Director              Senior Managing Director, SG Cowen

James M. Walsh                   Director                              Head of the Private Client and
                                                                       Industry Services Group, SG Cowen

Jacques Bouhet                   Director                              Deputy Chief Executive Officer,
                                                                       International and Finance Division
                                                                       and Member of the Management
                                                                       Committee, Societe Generale

Jean-Bernard Guillebert          Director                              Counselor to the President, Societe
                                                                       Generale

Jean Huet                        Director                              Chief Executive Officer of Societe
                                                                       Generale Americas Member of the
                                                                       Management Committee, Societe
                                                                       Generale

Alain Joyet                      Director                              President, Societe Generale
                                                                       (Canada) Montreal

Gerald Lacaze                    Director                              Deputy Director, Societe Generale

Robert Le Roux                   Director                              Director, Societe Generale

Jean-Paul Oudot                  Director                              Director, Societe Generale and
                                                                       Member of the Management Committee,
                                                                       Societe Generale

Yves Tuloup                      Director                              Chief Executive Officer,
                                                                       International and Finance Division,
                                                                       Societe Generale and Member of the
                                                                       Management Committee, Societe
                                                                       Generale

         SG Cowen serves as investment adviser to one other mutual fund that invests primarily in small-capitalization stocks. That mutual fund is the SG Cowen Opportunity Fund, which is a series of SG Cowen Funds, Inc. As of December 31, 1999, the SG Cowen Opportunity Fund had approximately $____ million in assets. The Cowen Opportunity Fund pays SG Cowen an advisory fee at an annual rate of 0.90% of net assets.

EQUINOX CAPITAL MANAGEMENT LLC ("EQUINOX")
CORE EQUITY FUND

         Equinox is a limited liability company. The Core Equity Fund paid Equinox $1,493,126 for advisory services in 1999.

         The chart below sets forth the name and principal occupation of the principal executive officer and directors of Equinox. The address for Equinox and for each person listed below is 590 Madison Ave., New York, NY 10022.

      NAME                    POSITION WITH SUBADVISER            PRINCIPAL OCCUPATION
      ----                    ------------------------            --------------------
Ronald J. Ulrich               Director and President            President, Equinox

Wendy D. Lee                   Managing Director                 Director of Research, Equinox

David E. Walker                Principal                         Research Analyst, Equinox

Laura Starr                    Vice President                    Research Analyst, Equinox

Jacqueline A. Williams         Vice President                    Research Analyst, Equinox

Mark W. Watson                 Vice President                    Research Analyst, Equinox

Kenneth S. Doerr               Vice President                    Quantitative Research Analyst,
                                                                 Equinox

         In addition, the following persons not listed above own 10% or more of
Equinox: Benner Ulrich, Adrian Ulrich, and Collier Ulrich. The address of each of these individuals is 329 Dans Highway, New Canaan, CT 06840.

         Equinox provides investment advice for the following registered investment companies with an objective similar to the Core Equity
Fund:

 NAME OF REGISTERED
 INVESTMENT COMPANY           SIZE AS OF 12/31/99        ADVISORY FEE RATE
 ------------------           -------------------        -----------------
EAI Select Managers          $_____ million             0.375% of assets
Equity Fund

CREDIT SUISSE ASSET MANAGEMENT ("CSAM")
GLOBAL HIGH-YIELD BOND FUND

         CSAM is a wholly-owned subsidiary of Credit Suisse Capital Corp., which is a wholly-owned subsidiary of Credit Suisse Investment Corp., which is a wholly owned subsidiary of Credit Suisse Group, a publicly-traded Swiss corporation. The Global High-Yield Bond Fund paid CSAM $375,947 for advisory services in 1999.

         The chart below sets forth the name and principal occupation of the principal executive officer and directors of CSAM. The address CSAM and for each person listed below is One Citicorp Center, 153 East 53rd Street, New York, NY 10022.

   NAME             POSITION WITH SUBADVISER           PRINCIPAL OCCUPATION
   ----             ------------------------           --------------------

         CSAM provides investment advice for the following registered investment companies with an objective similar to the Global High-Yield Bond Fund:

 NAME OF REGISTERED
 INVESTMENT COMPANY        SIZE AS OF 12/31/99      ADVISORY FEE RATE
 ------------------        -------------------      -----------------

BANK OF IRELAND ASSET MANAGEMENT (U.S.) LIMITED ("BIAM")
INTERNATIONAL EQUITY FUND

         BIAM is a wholly-owned subsidiary of Bank of Ireland Asset Management Limited, which is a wholly-owned subsidiary of Investment Bank of Ireland Limited, which is a wholly owned subsidiary of Bank of Ireland Group. The International Equity Fund paid BIAM $1,097,117 for advisory services in 1999.

         The chart below sets forth the name and principal occupation of the principal executive officer and directors of BIAM. The address for BIAM and for each person listed below is 26 Fitzwilliam Place, Dublin 2, Ireland.

     NAME                   POSITION WITH SUBADVISER              PRINCIPAL OCCUPATION
     ----                   ------------------------              --------------------
William R. Cotter             Chief Executive                  Chief Executive Officer, BIAM
                              Officer and Director

Denis Donovan                 Director                         Chief Operating Officer, BIAM

Christopher Reilly            Director                         Chief Investment Officer, BIAM

Dennis Curran                 President and Director           President, BIAM

Gerald Colleary               Director                         Senior Vice President Client
                                                               Servicing, BIAM

Thomas Finlay                 Director                         Chief Operating Officer, Bank of
                                                               Ireland Asset Management Limited


         BIAM provides investment advice for the following registered investment companies with an objective similar to the International Equity Fund:

      NAME OF REGISTERED
     INVESTMENT COMPANY                SIZE AS OF 12/31/99                         ADVISORY FEE RATE
     ------------------                -------------------                         -----------------
SAFECO International Equity Fund         $_____ million                 0.60% for first $50 million in assets, plus
                                                                        0.50% for next $50 million in assets, plus
                                                                        0.40% for assets over $100 million

Allmerica International Equity Fund      $_____ million                 0.45% for first $50 million in assets, plus
                                                                        0.40% for next $50 million in assets, plus
                                                                        0.30% for assets over $100 million

Berger/BIAM International Fund           $_____ million                 0.45% of assets

WESTERN ASSET MANAGEMENT COMPANY ("WESTERN")
LONG-TERM BOND FUND

         Western is a wholly-owned subsidiary of Legg Mason, Inc.. The Long-Term Bond Fund paid Western $621,922 for advisory services in 1999.

         The chart below sets forth the name and principal occupation of the principal executive officer and directors of Western. The address for Western and for each person listed below is 117 East Colorado Boulevard, Pasadena, CA 91105.

      NAME                POSITION WITH SUBADVISER        PRINCIPAL OCCUPATION
      ----                ------------------------        --------------------
W. Curtis Livingston        Chairman of the Board         Chief Executive Officer, Western

Kent S. Engel               Director                      Chief Investment Officer, Western

Raymond A. Mason            Director                      Chairman, President, and Chief
                                                          Executive Officer, Legg Mason, Inc.

Edward A. Taber             Director                      Senior Executive Vice President,
                                                          Legg Mason, Inc.

Elisabeth A. Spector        Director                      Senior Vice President, Legg Mason, Inc.

         Western provides investment advice for the following registered investment companies with an objective similar to the Long-Term Bond Fund:

 NAME OF REGISTERED
 INVESTMENT COMPANY        SIZE AS OF 12/31/99        ADVISORY FEE RATE
 ------------------        -------------------        -----------------

                                                                      APPENDIX F

The following proposed Investment Management Agreement relates to Proposal 1.

                         INVESTMENT MANAGEMENT AGREEMENT

         Agreement, made this 1st day of May, 2000, between American Odyssey Funds, Inc., a Maryland corporation (the "Series Fund"), and American Odyssey Funds Management LLC, a New Jersey limited liability company (the "Manager").

         WHEREAS, the Series Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Series Fund is currently divided into six separate series (each a "Fund"), each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

         WHEREAS, the Series Fund desires to retain the Manager to render, or contract to obtain as hereinafter provided, investment advisory services to the Series Fund and also to avail itself of the facilities available to the Manager with respect to the administration of the Series Fund's day to day business affairs; and

         WHEREAS, the Manager is willing to render such investment advisory and administrative services;

         NOW, THEREFORE, the parties agree as follows:

         1. The Series Fund hereby appoints the Manager to act as manager of the Series Fund and administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services described below for the compensation provided in paragraph 9. The Manager is authorized to enter into Subadvisory agreements for investment advisory services in connection with the management of each of the Funds of the Series Fund (the "Subadvisory agreements"), provided that no such contract shall be made until it has been approved by the Board of Directors of the Series Fund. The Series Fund shall be a party to each such agreement. Any such agreement may be entered into by the Manager on such terms and in such manner as may be permitted by paragraph 9(b) and by the 1940 Act and the rules thereunder (subject to any applicable exemptions). The Manager will continue to have supervisory responsibility for all investment advisory services furnished pursuant to any such Subadvisory agreements. The Manager will review the performance of all Subadvisers, determine the allocation of assets among the Subadvisers, and make recommendations to the Board of Directors with respect to the retention and renewal of such Subadvisory agreements.

               2. Subject to the supervision of the Board of Directors and, subject to paragraph 1 hereof, the Manager shall manage the operations of the Series Fund and each Fund thereof.

More particularly:

                  (a) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws, Prospectus, and Statement of Additional Information of the Series Fund and with the instructions and directions of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

                  (b) The Manager will monitor the performance of each of the Subadvisers and will be generally responsible for their activities. The Manager shall meet periodically with each Subadviser to review and agree upon its current investment strategies and programs in the light of anticipated cash flows. The Manager shall periodically provide the Board of Directors with evaluations of the performance of the Subadvisers and shall make recommendations concerning the renewal or termination of the Subadvisory contracts.

                  (c) For any Fund with more than one Subadviser, the Manager is authorized to determine the allocation of Fund assets among the Subadvisers.

                  (d) The Manager shall provide the Board of Directors of the Series Fund such periodic and special reports as the Board may reasonably request.

                  (e) The Manager shall be responsible for the financial and accounting records maintained by the Series Fund, other than those being maintained by the Series Fund's custodian or accounting services agent.

                  (f) The Manager shall provide, or cause to be provided, to the Series Fund's custodian on each business day all information relating to the transactions in the securities owned, purchased, or sold by each Fund.

                  (g) The Manager shall provide such staff assistance as the Board of Directors of the Series Fund shall reasonably request in connection with the conduct of meetings of the Board and otherwise.

                  (h) The investment management services of the Manager to the Series Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render investment advisory services to others.

         3. The Series Fund has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

                  (a) The Articles of Incorporation of the Series Fund, as filed with the Secretary of State of Maryland;

                  (b) The By-Laws of the Series Fund;

                  (c) Certified resolutions of the Board of Directors of the Series Fund authorizing the appointment of the Manager and approving the form of this Agreement;

                  (d) The Notification of Registration of the Series Fund under the 1940 Act on Form N-8A as filed with the Securities and Exchange Commission (the "Commission");

                  (e) The Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Commission relating to the Series Fund and shares of the Series Fund and all amendments thereto; and

                  (f) The Prospectus and Statement of Additional Information of the Series Fund as currently in effect and as amended or supplemented from time to time.

         4. The Manager shall authorize and permit any of its directors, officers, and employees who may be elected as members of the Board of Directors or officers of the Series Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such directors, officers, or employees of the Manager.

         5. The Manager shall keep the Series Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Series Fund are the property of the Series Fund and it will surrender promptly to the Series Fund any such records upon the Series Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act (or any successor provision) any such records as are required to be maintained by the Manager pursuant to paragraph 2 hereof.

         6. During the term of this Agreement, the Manager shall pay the following expenses:

                  (i) the salaries and expenses of all personnel of the Series Fund and the Manager except the fees and expenses of members of the Board of Directors who are not interested persons of the Series Fund, as that term is defined in the 1940 Act;

                  (ii) all expenses incurred by the Manager or by the Series Fund in connection with managing the ordinary course of the Series Fund's business, other than those stated below that will be paid by the Series Fund; and

                  (iii) expenses incurred in connection with meetings of the Board of Directors of the Series Fund, including such staff assistance as the Board shall reasonably request, but not including the fees and expenses of directors of the Series Fund who are not interested persons of the Series Fund, as that term is defined in the 1940 Act.

         7.    The Series Fund will pay the expenses described below:

                  (a) the fees and expenses incurred by the Series Fund in connection with the management of the investment and reinvestment of each Fund's assets, including the fees described in paragraph 9;

                  (b) brokers' commissions and any issue or transfer taxes chargeable to the Series Fund in connection with its securities, options, and futures transactions;

                  (c) the fees and expenses of directors of the Series Fund who are not interested persons of the Series Fund, as that term is defined in the 1940 Act;

                  (d) the fees and expenses of the Series Fund's custodian(s) or accounting services agent(s) that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Series Fund (other than those relating to the shares and shareholder accounts of the Series Fund) and the providing of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Series Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, and (iii) the pricing of the shares of the Series Fund, including the cost of any pricing service or services which may be retained pursuant to the authorization of the directors of the Series Fund;

                  (e) the charges and expenses of legal counsel and independent accountants for the Series Fund;

                  (f) all taxes and corporate fees payable by the Series Fund to federal, state, and other governmental agencies;

                  (g) the fees of any trade associations of which the Series Fund may be a member;

                  (h) the cost of fidelity, directors and officers, and errors and omissions insurance;

                  (i) the fees and expenses involved in registering and maintaining registration of the Series Fund and of its shares with the Commission, and qualifying its shares, to the extent required, under state securities laws, including the preparation and printing of the Series Fund's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws;

                  (j) communications expenses with respect to investor services and expenses of preparing, printing, and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

                  (k) all expenses incurred in connection with the holding of shareholder meetings; and

                  (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Series Fund's business.

         8. In the event the expenses of the Series Fund for any fiscal year (including the fees payable to the Manager but excluding interest, taxes, brokerage commissions and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Series Fund's business) exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Series Fund are then qualified for offer and sale, the compensation due the Manager will be reduced by the amount of such excess, and, if such reduction exceeds the compensation payable to the Manager, the Manager will pay to the Series Fund the amount of such reduction which exceeds the amount of such compensation.

         9. (a) For the services provided and the expenses assumed pursuant to this Agreement, the Series Fund shall pay to the Manager as full compensation therefor a fee at an annual rate of 0.25% of each Fund's average daily net assets. The fee shall be computed daily and shall be paid to the Manager monthly as of the first business day of the next succeeding calendar month. Any reduction in the fee payable and any payment by the Manager to the Fund pursuant to paragraph 8 shall be made monthly. Any such reductions or payments are subject to readjustment during the year. The Series Fund shall pay the fee described in this subparagraph (a) in addition to the subadvisory fees the Series Fund pays pursuant to subparagraph (b).

               (b) The Series Fund shall pay to each subadviser the fee set forth in the respective subadvisory agreement, which shall specify a fee rate or rates based upon the average daily net assets allocated to that subadviser; provided, however, that the annual fee rate for a subadviser shall not exceed the maximum annual fee rates specified below:


                                             Maximum annual subadviser
                                            fee rate as a percentage of
                                             average daily net assets
Fund                                        allocated to the subadviser
----                                        ---------------------------
American Odyssey Core Equity Fund                       0.45%

American Odyssey Emerging                               0.80%
Opportunities Fund

American Odyssey International                          0.55%
Equity Fund

American Odyssey Global                                 0.525%
High-Yield Bond Fund

American Odyssey Long-Term Bond                         0.35%
Fund

American Odyssey                                        0.35%
Intermediate-Term Bond Fund


         10. The Manager shall not be liable for any loss suffered by the Series Fund as the result of any negligent act or error of judgment of the Manager in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The Series Fund shall indemnify the Manager and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Manager resulting from actions for which it is relieved of responsibility by this paragraph. The Manager shall indemnify the Series Fund and hold it harmless from all cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund resulting from actions for which the Manager is not relieved of responsibility by this paragraph.

         11. The words "American Odyssey" and the design set forth in Appendix A hereto (the "Design") are service marks of the Manager. The Manager hereby grants to the Series Fund a license to use the words "American Odyssey" in the Series Fund's corporate name, "American Odyssey Funds, Inc.," and a license to use the words "American Odyssey" and the Design in connection with the Series Fund's operations as an investment company. This license is granted on a royalty-free basis. The Manager retains the right to use, or license the use of, the words "American Odyssey" and any derivative thereof, as well as the Design, in connection with any other business enterprise. If the holders of the outstanding voting securities of any Fund fail to approve this Agreement, or if at any time after such approval the Manager ceases to be investment manager of any Fund, the Manager shall have the absolute right to terminate the license herein granted forthwith upon written notice to the Series Fund. Upon termination of the license herein granted, the Series Fund shall immediately change its corporate name to one which does not include the words "American Odyssey" or any derivative thereof, and will discontinue all use by it of the words "American Odyssey," the Design or anything resembling the Design, in connection with its business. The terms of the license herein granted shall inure to the benefit of and be binding upon any successors or assigns of the Series Fund or the Manager.

         12. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Series Fund without the payment of any penalty, by the Board of Directors of the Series Fund or by vote of a majority of the Series Fund's outstanding voting securities (as defined in the 1940 Act), or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         13. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a director, officer, or employee of the Series Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association.

         14. Except as otherwise provided herein or authorized by the Board of Directors of the Series Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Series Fund in any way or otherwise be deemed an agent of the Series Fund.

         15. During the term of this Agreement, the Series Fund agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Series Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Series Fund will continue to furnish to the Manager copies of any of the above mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery. The Series Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Series Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

         16. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

         17. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to American Odyssey Funds Management, LLC at Two Tower Center, East Brunswick, NJ 08816, Attention: Secretary; or (2) to American Odyssey Funds, Inc. at Two Tower Center, East Brunswick, NJ 08816, Attention: President.

         18. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         19. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                   AMERICAN ODYSSEY FUNDS, INC.

                                   By:
--------------------------             ------------------------------
Witness

                                   AMERICAN ODYSSEY FUNDS
                                        MANAGEMENT LLC

                                   By:
--------------------------             ------------------------------
Witness

                                                                    APPENDIX G

The following form of Investment Subadvisory Agreement relates to Proposals 2-4. Proposal 2 relates to an agreement with Travelers Asset Management Investment Corporation ("TAMIC"). Proposals 3 and 4 relate to agreements with State Street Global Advisors ("SSgA"), one agreement for the Emerging Opportunities Fund and the other for the Core Equity Fund. The form below omits certain identifying information for each of the proposed subadvisers, and it shows in brackets the other provisions that differ among the three agreements.

                        INVESTMENT SUBADVISORY AGREEMENT

           Agreement made as of this 1st day of May, 2000, among American Odyssey Funds, Inc., a Maryland corporation (the "Series Fund"), American Odyssey Funds Management LLC, a New Jersey limited liability company (the "Manager"), and ____________________, a _______________ (the "Subadviser").

           WHEREAS, American Odyssey Funds Management LLC has entered into a management agreement (the "Management Agreement") with the Series Fund, a diversified open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which American Odyssey Funds Management LLC will act as Manager of the Series Fund.

           WHEREAS, the Series Fund is currently divided into six separate series or Funds, each of which is established pursuant to a resolution of the Board of Directors of the Series Fund, and the Series Fund may in the future add additional Funds; and

           WHEREAS, the Manager has the responsibility of evaluating, recommending, and supervising investment advisers to each Fund and, in connection therewith, desires to retain the Subadviser to provide investment advisory services to the American Odyssey _________ Fund (the "Fund"), the Series Fund has the responsibility of compensating the investment advisers to each Fund and desires to retain the Subadviser to provide investment advisory services to the Fund, and the Subadviser is willing to render such investment advisory services.

           NOW, THEREFORE, the parties agree as follows:

           1. (a) Subject to the supervision of the Manager and of the Board of Directors of the Series Fund, the Subadviser shall manage the investment operations of the assets of the Fund allocated by the Manager to the Subadviser (such assets referred to as the "Allocated Assets"), including the purchase, retention and disposition of portfolio investments, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus") and subject to the following understandings:

                               (i) The Subadviser shall consult periodically
                     with the Manager and
                     they shall agree upon the current investment strategy for the Allocated Assets in the light of anticipated cash flows.

                               (ii) The Subadviser shall provide supervision of
                     the Allocated Assets' investments and determine from time to time what securities, options, futures contracts, and other investments included in the Allocated Assets will be purchased, retained, sold, or loaned by the Fund, and what portion of the Allocated Assets will be invested or held uninvested as cash.

                               (iii) In the performance of its duties and
                     obligations under this Agreement, the Subadviser shall act in conformity with the Articles of Incorporation, By-Laws, and Prospectus of the Series Fund and with the instructions and directions of the Manager and of the Board of Directors of the Series Fund and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations.

                               (iv) The Subadviser will place orders for the
                     securities, options, futures contracts, and other investments to be purchased or sold as part of the Allocated Assets with or through such persons, brokers, dealers, or futures commission merchants (including but not limited to persons affiliated with the Manager or Subadviser) as the Subadviser may select in order to carry out the policy with respect to brokerage set forth in the Series Fund's Registration Statement and Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment advice and management, the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers and futures commission merchants, and the brokerage and research services they provide to the Subadviser or the Fund. The parties agree that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis that certain brokers or futures commission merchants are able to provide. The parties further agree that brokers and futures commission merchants that provide such research and analysis may execute brokerage transactions at a higher cost to the Fund than would result if orders to execute such transactions had been placed with other brokers on the sole basis of ability to obtain the most favorable price and efficient execution. Therefore, notwithstanding the second sentence of this paragraph 1(a)(iv), the Subadviser is authorized to place orders for the purchase and sale of securities, options, futures contracts, and other investments for the Fund with brokers or futures commission merchants who provide the Subadviser with such research and analysis, subject to review by the Manager and the Series Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. The Series Fund and the Manager acknowledge that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

                             When the Subadviser deems the purchase or sale of
                    a security, option, futures contract, or other investment to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, options, futures contracts, or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution and to allocate the shares purchased or sold among the Series Fund and the Subadviser's other clients on a fair and nondiscriminatory basis, in a manner consistent with the Subadviser's fiduciary obligations to the Fund and to such other clients.

                               (v) The Subadviser shall maintain all books and
                    records with respect to the portfolio transactions of the Allocated Assets required by subparagraphs (b)(5), (6), (7),
                    (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and by Rule 17e-1(c)(2) under the 1940 Act and shall render to the Series Fund such periodic and special reports as its Board of Directors or the Manager may reasonably request.

                               (vi) The Subadviser shall provide the Series
                    Fund's custodian on each business day with information relating to all transactions concerning the Allocated Assets and shall provide the Manager with such information upon request of the Manager.

                               (vii) [SSgA: The investment management services
                    provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others.] [TAMIC: The investment management services provided by the Subadviser hereunder are not exclusive, and the Subadviser shall be free to render similar services to others: provided, however, that the Subadviser agrees that it shall not serve or accept retention as investment adviser, investment manager, or similar service provider during the term of this Agreement and, if this Agreement is terminated by the Subadviser, for the period of one year after the termination of this Agreement, with or for the benefit of any investment company registered under the 1940 Act that seeks as a primary purchaser of its shares, directly or indirectly through sales of variable contracts, persons who are eligible to participate in an investment advisory asset allocation program similar in nature to that offered by the Manager's affiliated company, Copeland Financial Services, it being understood and agreed that the foregoing restriction shall not apply to any services provided to the Financial Services Department, or any other unit of The Travelers Insurance Company, it being further understood and agreed that an investment company with asset allocation as its own investment objective (commonly called a balanced fund) shall not be subject to the foregoing restriction.]

                               (viii) Absent specific instructions to the
                    contrary provided to it by the Manager, and subject to the Subadviser's receipt of all necessary voting materials, the Subadviser shall vote all proxies with respect to investments of the allocated assets in accordance with the Subadviser's proxy voting policy as most recently provided to the Manager.

                     (b) Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any directors, officers, or employees of the Subadviser or its affiliates.

                     (c) The Subadviser shall keep the books and records with respect to the Allocated Assets required to be maintained by the Subadviser pursuant to paragraph 1(a)(v) hereof and shall timely furnish to the Manager or the Series Fund's custodian all information relating to the Subadviser's services hereunder needed to keep the other books and records of the Fund required by Rules 17e-1(c)(2) and 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided however that the Subadviser may retain a copy of such records.
           The Subadviser further agrees to preserve for the periods prescribed by Rules 17e-1(c)(2) and 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(v) hereof.

                     (d) The Subadviser agrees to maintain procedures adequate to ensure its compliance with the 1940 Act, [TAMIC the Investment Advisers Act of 1940 (the "Advisers Act"),] and other applicable state and federal laws and regulations.

                     (e) The Subadviser shall furnish to the Manager, upon the Manager's reasonable request, copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof.

                     (f) The Subadviser agrees to provide upon reasonable request of the Manager or the Series Fund, information regarding the Subadviser, including but not limited to background information about the Subadviser and its personnel and performance data, for use in connection with efforts to promote the Series Fund and the sale of its shares.

           2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

           3. [SSgA Emerging Opportunities Fund: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.08% of the average daily
Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.06% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.04% of the average daily Net Allocated Assets over $100 million; provided, however, that the fee shall not be less than $50,000 on an annualized basis. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.] [SSgA Core Equity Fund: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.05% of the average daily Net Allocated Assets up to and including $50 million, plus a fee at an annual rate of 0.04% of the average daily Net Allocated Assets over $50 million and up to and including $100 million, plus a fee at an annual rate of 0.02% of the average daily Net Allocated Assets over $100 million; provided, however, that the fee shall not be less than $50,000 on an annualized basis. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.] [TAMIC: The Series Fund shall pay the Subadviser, for the services provided and the expenses assumed pursuant to this Subadvisory Agreement, a fee at an annual rate of 0.25% of the average daily Net Allocated Assets up to and including
$100 million, plus a fee at an annual rate of 0.20% of the average daily Net Allocated Assets over $100 million and up to and including $200 million, plus a fee at an annual rate of 0.15% of the average daily Net Allocated Assets over $200 million. The term "Net Allocated Assets" means the Allocated Assets less related liabilities as determined by the Manager or its designee. This fee will be computed daily and paid monthly.]

           4. The Subadviser shall not be liable for any loss suffered by the Series Fund or the Manager as a result of any negligent act or error of judgment of the Subadviser in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement. The Series Fund shall indemnify the Subadviser and hold it harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Subadviser resulting from actions from which it is relieved of responsibility by this paragraph. The Subadviser shall indemnify the Series Fund and the Manager and hold them harmless from all loss, cost, damage and expense, including reasonable expenses for legal counsel, incurred by the Series Fund and the Manager resulting from actions from which the Subadviser is not relieved of responsibility by this paragraph.


           5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of

Directors of the Series Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

           6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual, or association [TAMIC: , except as described in Paragraph 1(a)(vii) above].

           7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Such materials may be furnished to the Subadviser hereunder by first class mail, overnight delivery service, facsimile transmission equipment, or hand delivery.

           8. This Agreement may be amended by mutual consent, but the consent of the Series Fund must be obtained in conformity with the requirements of the 1940 Act.

           9. Except as otherwise specifically provided in this Agreement, any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by certified or registered mail, return receipt requested and postage prepaid, (1) to the American Odyssey Funds, Inc. at Two Tower Center, East Brunswick, New Jersey 08816, Attention:
President; (2) to American Odyssey Funds Management, LLC at Two Tower Center, East Brunswick, New Jersey 08816, Attention: Secretary; or (3) to _________________, at ____________________________________, Attention:
_________.

           10. This Agreement shall be governed by the laws of the State of New Jersey.

           11. This Agreement may be executed in two or more counterparts, which taken together shall constitute one and the same instrument.


           IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                                  AMERICAN ODYSSEY FUNDS, INC.

___________________________                    By: ____________________________
Witness

                                                        AMERICAN ODYSSEY FUNDS
                                                             MANAGEMENT LLC

____________________________                   By: ____________________________
Witness

                                               [SUBADVISER]

____________________________                   By: ____________________________
Witness

[front]

AMERICAN ODYSSEY GLOBAL HIGH-YIELD BOND FUND

THIS REQUEST FOR VOTING INSTRUCTIONS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN ODYSSEY FUNDS, INC. ("AOF") AND THE TRAVELERS INSURANCE COMPANY ("TRAVELERS").

To persons having voting rights in the American Odyssey Global High-Yield Bond
Fund:

Because you have allocated part or all of your interest in your Travelers variable annuity or life insurance contract to the Global High-Yield Bond Fund, you are entitled to provide Travelers with instructions on how to vote the shares representing your interest in the Fund. The Proxy Statement that accompanies this voting instruction card describes four proposals. You may provide Travelers with voting instructions for Proposal 1.

For your voting instructions to be effective, Travelers must receive them prior to the close of business on April 20, 2000. Travelers will vote the shares in accordance with your instructions at AOF's special meeting of persons having voting rights on April 27, 2000 at 10:00 a.m., in the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey. If you wish to revoke your instructions and provide new instructions, you must either provide Travelers with written notice of your revocation prior to the close of business on April 20, 2000 or attend the special meeting on April 27, 2000.

                                                 Date:__________________, 2000

                                                 PLEASE SIGN IN BOX BELOW

                                                 SIGNATURE(S)
                                                 (Please sign exactly as your
                                                 name appears at the left of
                                                 this proxy card.)

[back]

YOUR INSTRUCTIONS ARE IMPORTANT. Please (1) provide your voting instructions below; (2) sign and date the opposite side of this card; and (3) mail the completed card and any other voting instruction cards you have received as soon as possible.

Travelers has sent you a separate voting instruction card for each AOF Fund in which you have voting rights. This card provides voting instructions for your interest in the American Odyssey Global High-Yield Bond Fund.

Please vote by filling in the appropriate box below and signing and dating the other side of this card. Please use blue or black ink or dark pencil. Do not use red ink.

                                            FOR       AGAINST    ABSTAIN



PROPOSAL 1: To approve a new Investment
Management Agreement with American
Odyssey Funds Management LLC (the
"Manager") that is identical to the current agreement, except for the effective date and term of the agreement





IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT FILL IN A BOX ABOVE, TRAVELERS WILL VOTE YOUR SHARES "FOR" PROPOSAL 1.

[front]

AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND

THIS REQUEST FOR VOTING INSTRUCTIONS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN ODYSSEY FUNDS, INC. ("AOF") AND THE TRAVELERS INSURANCE COMPANY ("TRAVELERS").

To persons having voting rights in the American Odyssey International Equity
Fund:

Because you have allocated part or all of your interest in your Travelers variable annuity or life insurance contract to the International Equity Fund, you are entitled to provide Travelers with instructions on how to vote the shares representing your interest in the Fund. The Proxy Statement that accompanies this voting instruction card describes four proposals. You may provide Travelers with voting instructions for Proposal 1.

For your voting instructions to be effective, Travelers must receive them prior to the close of business on April 20, 2000. Travelers will vote the shares in accordance with your instructions at AOF's special meeting of persons having voting rights on April 27, 2000 at 10:00 a.m., in the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey. If you wish to revoke your instructions and provide new instructions, you must either provide Travelers with written notice of your revocation prior to the close of business on April 20, 2000 or attend the special meeting on April 27, 2000.

                                                Date:__________________, 2000

                                                PLEASE SIGN IN BOX BELOW

                                                SIGNATURE(S)
                                                (Please sign exactly as  your
                                                name appears at the left of
                                                this proxy card.)

[back]

YOUR INSTRUCTIONS ARE IMPORTANT. Please (1) provide your voting instructions below; (2) sign and date the opposite side of this card; and (3) mail the completed card and any other voting instruction cards you have received as soon as possible.

Travelers has sent you a separate voting instruction card for each AOF Fund in which you have voting rights. This card provides voting instructions for your interest in the American Odyssey International Equity Fund.

Please vote by filling in the appropriate box below and signing and dating the other side of this card. Please use blue or black ink or dark pencil. Do not use red ink.

                                               FOR      AGAINST     ABSTAIN


PROPOSAL 1: To approve a new Investment
Management Agreement with American
Odyssey Funds Management LLC (the
"Manager") that is identical to the current agreement, except for the effective date and term of the agreement




IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT FILL IN A BOX ABOVE, TRAVELERS WILL VOTE YOUR SHARES "FOR" PROPOSAL 1.

[front]

AMERICAN ODYSSEY LONG-TERM BOND FUND

THIS REQUEST FOR VOTING INSTRUCTIONS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN ODYSSEY FUNDS, INC. ("AOF") AND THE TRAVELERS INSURANCE COMPANY ("TRAVELERS").

To persons having voting rights in the American Odyssey Long-Term Bond Fund:

Because you have allocated part or all of your interest in your Travelers variable annuity or life insurance contract to the Long-Term Bond Fund, you are entitled to provide Travelers with instructions on how to vote the shares representing your interest in the Fund. The Proxy Statement that accompanies this voting instruction card describes four proposals. You may provide Travelers with voting instructions for Proposal 1.

For your voting instructions to be effective, Travelers must receive them prior to the close of business on April 20, 2000. Travelers will vote the shares in accordance with your instructions at AOF's special meeting of persons having voting rights on April 27, 2000 at 10:00 a.m., in the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey. If you wish to revoke your instructions and provide new instructions, you must either provide Travelers with written notice of your revocation prior to the close of business on April 20, 2000 or attend the special meeting on April 27, 2000.

                                               Date:__________________, 2000

                                               PLEASE SIGN IN BOX BELOW

                                               SIGNATURE(S)
                                               (Please sign exactly as your
                                               name appears at the left of
                                               this proxy card.)

[back]

YOUR INSTRUCTIONS ARE IMPORTANT. Please (1) provide your voting instructions below; (2) sign and date the opposite side of this card; and (3) mail the completed card and any other voting instruction cards you have received as soon as possible.

Travelers has sent you a separate voting instruction card for each AOF Fund in which you have voting rights. This card provides voting instructions for your interest in the American Odyssey Long-Term Bond Fund.

Please vote by filling in the appropriate box below and signing and dating the other side of this card. Please use blue or black ink or dark pencil. Do not use red ink.

                                                 FOR     AGAINST   ABSTAIN





PROPOSAL 1: To approve a new Investment
Management Agreement with American
Odyssey Funds Management LLC (the
"Manager") that is identical to the current agreement, except for the effective date and term of the agreement




IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT FILL IN A BOX ABOVE, TRAVELERS WILL VOTE YOUR SHARES "FOR" PROPOSAL 1.

[front]

AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND

THIS REQUEST FOR VOTING INSTRUCTIONS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN ODYSSEY FUNDS, INC. ("AOF") AND THE TRAVELERS INSURANCE COMPANY ("TRAVELERS").

To persons having voting rights in the American Odyssey Intermediate-Term Bond
Fund:

Because you have allocated part or all of your interest in your Travelers variable annuity or life insurance contract to the Intermediate-Term Bond Fund, you are entitled to provide Travelers with instructions on how to vote the shares representing your interest in the Fund. The Proxy Statement that accompanies this voting instruction card describes four proposals. You may provide Travelers with voting instructions for Proposals 1 and 2.

For your voting instructions to be effective, Travelers must receive them prior to the close of business on April 20, 2000. Travelers will vote the shares in accordance with your instructions at AOF's special meeting of persons having voting rights on April 27, 2000 at 10:00 a.m., in the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey. If you wish to revoke your instructions and provide new instructions, you must either provide Travelers with written notice of your revocation prior to the close of business on April 20, 2000 or attend the special meeting on April 27, 2000.

                                               Date:__________________, 2000

                                               PLEASE SIGN IN BOX BELOW

                                               SIGNATURE(S)
                                               (Please sign exactly as your
                                               name appears at the left
                                               of this proxy card.)

[back]

YOUR INSTRUCTIONS ARE IMPORTANT. Please (1) provide your voting instructions below; (2) sign and date the opposite side of this card; and (3) mail the completed card and any other voting instruction cards you have received as soon as possible.

Travelers has sent you a separate voting instruction card for each AOF Fund in which you have voting rights. This card provides voting instructions for your interest in the American Odyssey Intermediate-Term Bond Fund.

Please vote by filling in the appropriate box below and signing and dating the other side of this card. Please use blue or black ink or dark pencil. Do not use red ink.

                                                FOR    AGAINST   ABSTAIN





PROPOSAL 1: To approve a new Investment
Management Agreement with American
Odyssey Funds Management LLC (the
"Manager") that is identical to the current agreement, except for the effective date and term of the agreement

PROPOSAL 2: To approve a new Investment
Subadvisory Agreement with Travelers
Asset Management International Company LLC
("TAMIC") that is substantially
similar to the current agreement.




IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT FILL IN A BOX ABOVE, TRAVELERS WILL VOTE YOUR SHARES "FOR" ANY PROPOSAL FOR WHICH YOU DID NOT PROVIDE INSTRUCTIONS.

[front]

AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND

THIS REQUEST FOR VOTING INSTRUCTIONS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN ODYSSEY FUNDS, INC. ("AOF") AND THE TRAVELERS INSURANCE COMPANY ("TRAVELERS").

To persons having voting rights in the American Odyssey Emerging Opportunities
Fund:

Because you have allocated part or all of your interest in your Travelers variable annuity or life insurance contract to the Emerging Opportunities Fund, you are entitled to provide Travelers with instructions on how to vote the shares representing your interest in the Fund. The Proxy Statement that accompanies this voting instruction card describes four proposals. You may provide Travelers with voting instructions for Proposals 1 and 3.

For your voting instructions to be effective, Travelers must receive them prior to the close of business on April 20, 2000. Travelers will vote the shares in accordance with your instructions at AOF's special meeting of persons having voting rights on April 27, 2000 at 10:00 a.m., in the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey. If you wish to revoke your instructions and provide new instructions, you must either provide Travelers with written notice of your revocation prior to the close of business on April 20, 2000 or attend the special meeting on April 27, 2000.

                                                Date:__________________, 2000

                                                PLEASE SIGN IN BOX BELOW

                                                SIGNATURE(S)
                                                (Please sign exactly as your
                                                name appears at the left of
                                                this proxy card.)

[back]

YOUR INSTRUCTIONS ARE IMPORTANT. Please (1) provide your voting instructions below; (2) sign and date the opposite side of this card; and (3) mail the completed card and any other voting instruction cards you have received as soon as possible.

Travelers has sent you a separate voting instruction card for each AOF Fund in which you have voting rights. This card provides voting instructions for your interest in the American Odyssey Emerging Opportunities Fund.

Please vote by filling in the appropriate box below and signing and dating the other side of this card. Please use blue or black ink or dark pencil. Do not use red ink.

                                                    FOR     AGAINST    ABSTAIN


PROPOSAL 1: To approve a new Investment
Management Agreement with American
Odyssey Funds Management LLC (the
"Manager") that is identical to the current agreement, except for the effective date and term of the agreement

PROPOSAL 3: To approve a new Investment
Subadvisory Agreement to add State Street
Global Advisors ("SSGA") as a
new subadviser for the Emerging Opportunities
Fund.





IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT FILL IN A BOX ABOVE, TRAVELERS WILL VOTE YOUR SHARES "FOR" ANY PROPOSAL FOR WHICH YOU DID NOT PROVIDE INSTRUCTIONS.

[front]

AMERICAN ODYSSEY CORE EQUITY FUND

THIS REQUEST FOR VOTING INSTRUCTIONS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN ODYSSEY FUNDS, INC. ("AOF") AND THE TRAVELERS INSURANCE COMPANY ("TRAVELERS").

To persons having voting rights in the American Odyssey Core Equity Fund:

Because you have allocated part or all of your interest in your Travelers variable annuity or life insurance contract to the Core Equity Fund, you are entitled to provide Travelers with instructions on how to vote the shares representing your interest in the Fund. The Proxy Statement that accompanies this voting instruction card describes four proposals. You may provide Travelers with voting instructions for Proposals 1 and 4.

For your voting instructions to be effective, Travelers must receive them prior to the close of business on April 20, 2000. Travelers will vote the shares in accordance with your instructions at AOF's special meeting of persons having voting rights on April 27, 2000 at 10:00 a.m., in the offices of The Copeland Companies, Two Tower Center, East Brunswick, New Jersey. If you wish to revoke your instructions and provide new instructions, you must either provide Travelers with written notice of your revocation prior to the close of business on April 20, 2000 or attend the special meeting on April 27, 2000.

                                                Date:__________________, 2000

                                                PLEASE SIGN IN BOX BELOW

                                                SIGNATURE(S)
                                                (Please sign exactly as your
                                                name appears at the left of
                                                this proxy card.)





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YOUR INSTRUCTIONS ARE IMPORTANT. Please (1) provide your voting instructions below; (2) sign and date the opposite side of this card; and (3) mail the completed card and any other voting instruction cards you have received as soon as possible.

Travelers has sent you a separate voting instruction card for each AOF Fund in which you have voting rights. This card provides voting instructions for your interest in the American Odyssey Core Equity Fund.

Please vote by filling in the appropriate box below and signing and dating the other side of this card. Please use blue or black ink or dark pencil. Do not use red ink.

                                                  FOR     AGAINST   ABSTAIN


PROPOSAL 1: To approve a new Investment
Management Agreement with American
Odyssey Funds Management LLC (the
"Manager") that is identical to the current agreement, except for the effective date and term of the agreement

PROPOSAL 4: To approve a new
Investment Subadvisory Agreement to add State
Street Global Advisors ("SSGA") as a new subadviser for the Core Equity Fund.




IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT DO NOT FILL IN A BOX ABOVE, TRAVELERS WILL VOTE YOUR SHARES "FOR" ANY PROPOSAL FOR WHICH YOU DID NOT PROVIDE INSTRUCTIONS.